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                                                                  EXHIBIT 10.15

           Lease Agreements Between The Huntingburg Townhouses, Inc.
                   And The Registrant Dated December 18, 1990

                                 LEASE AGREEMENT

        THIS AGREEMENT of Lease and Rental, entered into on this the 18th day of December, 1990 by and between Huntingburg Townhouses, Inc. an Indiana Corporation, hereafter called Lessor and Thermwood Corporation of Dale, Indiana, hereafter called Lessee, WITNESSETH:

         1. The Lessor hereby leases and rents unto the Lessee and the Lessee hereby leases and rents of and from the Lessor, upon the terms, conditions, covenants and considerations hereafter set forth, certain equipment and personal property of the Lessor more fully described as follows:

         New Thermwood CNC Panel Processing Machine, S/N PPM002081490SD9 with Thermwood 9100 CNC Control

         2. Title to said leased property shall at all times remain in the Lessor and the Lessee shall enjoy only the beneficial user thereof as set forth herein, so long as the Lease Agreement remains in full force and effect. Lessee may take possession of the leased property upon the execution of this agreement.

         3. As rental for the use of the above described equipment and property, the Lessee shall pay to the Lessor a monthly rental of $3,911.67 the first of which said rentals shall be payable on the 18th day of January, 1991 and shall continue with a like payment on the 18th day of each and every month hereafter for a period of sixty (60) months. At the end of the primary term of the lease, Lessee may purchase the leased property for $1.00 or continue the lease for an additional one year term for a rental payment of $3,911.67.

         4. Lessee shall, at the cost and expense of Lessee, cause the leased equipment and properties to be insured in a good and reliable insurance company for the protection and benefit of Lessor. The Lessee shall forthwith provide the Lessor with due proof of Lessee's compliance with said insurance requirements above set forth.

         5. The Lessee may use said leased properties and equipment for the following purposes and in the following
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manner: in the normal course of Lessee's business of manufacturing.

         6. Lessee shall keep and maintain the leased equipment in a reasonable state of repair at all times, comparable to its present condition, to purchase at the cost and expense of Lessee any licenses that may be required for the privilege of operating said equipment by the State of Indiana or the United States of America. Salaries and wages of the operators of said equipment shall be paid solely by Lessee.

         7. The operators of said equipment shall be the employees, agents and servants of the Lessee alone and shall in no manner be under the direction, control or in the employ of the Lessor, and as concerns the operation of said equipment the Lessee shall be deemed as independent contractor and not an agent, servant or employee of the Lessor, nor under its direction or control in any manner concerning the operation of said leased properties.

          8. So long as this agreement shall remain in effect, the Lessee shall pay all taxes assessed against the leased property by the State of Indiana, the United States of America or any political sub-division thereof, including, but not by way of limitation all Municipal use tax and all other taxes that may be imposed in the premises concerning the use and operation of said equipment and property.

          9. The Lessee covenants and agrees to hold the Lessor herein safe, free and harmless from any and all costs, damages, charges or other liability of any kind or character whatever, arising from the operation of said leased equipment under this lease agreement.

         10. Lessee covenants and agrees to provide competent and experienced operators for the operation of said equipment and upon a termination of this agreement for any reason, to forthwith return and redeliver said leased equipment and property to the Lessor in as good condition as when Lessee received the same, ordinary wear and tear expected.

         11. Lessee shall not transfer, sell or assign this lease agreement or any interest therein, to any person without first having obtained the consent of the Lessor in writing to such transfer, sale or assignment.

         12. In event of the failure, neglect or refusal of the
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Lessee to pay said monthly rentals at the time and in the form and manner provided herein or to fully and faithfully perform, all and singular the obligations, duties and agreements to be kept and performed by said Lessee, the Lessor may, at its option forthwith cancel, terminate and rescind this lease agreement, without any notice or process previously had or obtained in which event all right to possession and user by Lessee of the leased equipment and property shall automatically cease and terminate and the Lessor shall be permitted to take immediate and complete possession of the same free and discharged from said lease agreement.

        Unless terminated in the manner set forth above, this lease agreement shall continue in full force and effect until one party shall give to the other party hereto a thirty (30) day written notice of such termination. For this purpose the serving of such notice by registered or certified mail addressed to the party on which such notice is being served at the address designated heretofore, shall be deemed adequate and sufficient.
IN WITNESS WHEREOF the parties have hereunto set there hands and seals on this the 18th day of December, 1990.


ATTEST:                                     HUNTINGBURG TOWNHOUSES, INC., LESSOR

/s/Bill H. Bradley                              By:   /s/ Edgar Mulzer
---------------------                               -------------------
Bill H. Bradley,                                          Edgar Mulzer,
Secretary-Treasurer                                       President

ATTEST:

THERMWOOD CORPORATION, LESSEE


/s/ Mark Brown                              /s/ Kenneth Susnjara
---------------------                       ---------------------------
Mark Brown, Treasurer                       Kenneth Susnjara, President

                                 LEASE AGREEMENT

THIS AGREEMENT of Lease and Rental, entered into on this the 18th day of December, 1990 by and between Huntingburg Townhouses, Inc. an Indiana Corporation, hereafter called Lessor and Thermwood Corporation of Dale, Indiana, hereafter called Lessee,

WITNESSETH:

1. The Lessor hereby leases and rents unto the Lessee and the Lessee hereby leases and rents of and from the Lessor, upon the terms, conditions, covenants and considerations hereafter set forth, certain equipment and personal property of the Lessor more fully described as follows:

            Reconditioned CNC Monarch Mill, Model #VMC100, S/N 751026
                        with Thermwood 9100 CNC Control

2. Title to said leased property shall at all times remain in the Lessor and the Lessee shall enjoy only the beneficial user thereof as set forth herein, so long as the Lease Agreement remains in full force and effect. Lessee may take possession of the leased property upon the execution of this agreement.

3. As rental for the use of the above described equipment and property, the Lessee shall pay to the Lessor a monthly rental of $1,495.64, the first of which said rentals shall be payable on the 18th day of January, 1991 and shall continue with a like payment on the 18th day of each and every month hereafter for a period of sixty (60) months. At the end of the primary term of the lease, Lessee may purchase the leased property for $1.00 or continue the lease for an additional one year term for a rental payment of $1,495.64.

4. Lessee shall, at the cost and expense of Lessee, cause the leased equipment and properties to be insured in a good and reliable insurance company for the protection and benefit of Lessor. The Lessee shall forthwith provide the Lessor with due proof of Lessee's compliance with said insurance requirements above set forth.

5. The Lessee may use said leased properties and equipment for the following purposes and in the following manner: in the normal course of Lessee's business of manufacturing.
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6. Lessee shall keep and maintain the leased equipment in a reasonable state of repair at all times, comparable to its present condition, to purchase at the cost and expense of Lessee any licenses that may be required for the privilege of operating said equipment by the State of Indiana or the United States of America. Salaries and wages of the operators of said equipment shall be paid solely by Lessee.

7. The operators of said equipment shall be the employees, agents and servants of the Lessee alone and shall in no manner be under the direction, control or in the employ of the Lessor, and as concerns the operation of said equipment the Lessee shall be deemed as independent contractor and not an agent, servant or employee of the Lessor, nor under its direction or control in any manner concerning the operation of said leased properties.

8. So long as this agreement shall remain in effect, the Lessee shall pay all taxes assessed against the leased property by the State of Indiana, the United States of America or any political subdivision thereof, including, but not by way of limitation all Municipal use tax and all other taxes that may be imposed in the premises concerning the use and operation of said equipment and property.

9. The Lessee covenants and agrees to hold the Lessor herein safe, free and harmless from any and all costs, damages, charges or other liability of any kind or character whatever, arising from the operation of said leased equipment under this lease agreement.

10. Lessee covenants and agrees to provide competent and experienced operators for the operation of said equipment and upon a termination of this agreement for any reason, to forthwith return and redeliver said leased equipment and property to the Lessor in as good condition as when Lessee received the same, ordinary wear and tear expected.

11. Lessee shall not transfer, sell or assign this lease agreement or any interest therein, to any person without first having obtained the consent of the Lessor in writing to such transfer, sale or assignment.

12. In event of the failure, neglect or refusal of the Lessee to pay said monthly rentals at the time and in the form and manner provided herein or to fully and faithfully perform, all and singular the obligations, duties and agreements to be kept and performed by said Lessee, the Lessor may, at its option
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forthwith cancel, terminate and rescind this lease agreement, without any notice or process previously had or obtained in which event all right to possession and user by Lessee of the leased equipment and property shall automatically cease and terminate and the Lessor shall be permitted to take immediate and complete possession of the same free and discharged from said lease agreement.

        Unless terminated in the manner set forth above, this lease agreement shall continue in full force and effect until one party shall give to the other party hereto a thirty (30) day written notice of such termination. For this purpose the serving of such notice by registered or certified mail addressed to the party on which such notice is being served at the address designated heretofore, shall be deemed adequate and sufficient.

        IN WITNESS WHEREOF the parties have hereunto set there hands and seals on this the 18th day of December, 1990.

ATTEST:                                     HUNTINGBURG TOWNHOUSES, INC., LESSOR

/s/ Bill H. Bradley                                By: /s/ Edgar Mulzer
---------------------                                 ----------------------
Bill H. Bradley,                                            Edgar Mulzer,
Secretary-Treasurer                                         President

ATTEST                                      THERMWOOD CORPORATION, LESSEE

/s/ Mark Brown                                         /s/ Kenneth Susnjara
---------------------                                 ----------------------
Mark Brown, Treasurer                              Kenneth Susnjara, President